EXHIBIT 99.9

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

15 Year Conforming Alt-A

Term Sheet

Collateral Size	$47 MM +/-

GWAC	5.74% +/- 10bps

WAM	178 +/-

California	19 % Approx.

FICO	720 +/-

Average Loan Balance	$147,000 +/-

WA LTV	61% +/-

Cash-Out Refi	57% +/-

SF/PUD	75% +/-
2-4 Family	20% +/-

Full Doc	5% +/-
Reduced Doc	51% +/-
No Doc	35% +/-
No Ratio	9% +/-

Investor Property	21% +/-

IO Loans	0% +/-

Prepay Penalty	11% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

15 Year Jumbo Alt-A

Term Sheet

Collateral Size	$25 MM +/-

GWAC	5.65% +/- 10bps

WAM	178 +/-

California	45 % Approx.

FICO	733 +/-

Average Loan Balance	$550,000 +/-

WA LTV	64% +/-

Cash-Out Refi	41% +/-

SF/PUD	85% +/-
2-4 Family	3% +/-

Full Doc	20% +/-
Reduced Doc	57% +/-
No Doc	17% +/-
No Ratio	6% +/-

Investor Property	12% +/-

IO Loans	0% +/-

Prepay Penalty	11% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

30 Year Conforming Alt-A (5 ½ Pass Through)

Term Sheet

Collateral Size	$280 MM +/-

GWAC	6.06% +/- 10bps

WAM	358 +/-

California	27 % Approx.

FICO	726 +/-

Average Loan Balance	$194,158 +/-

WA LTV	70.24% +/-

Cash-Out Refi	40% +/-

SF/PUD	75% +/-
2-4 Family	20% +/-

Full Doc	11% +/-
Reduced Doc	60% +/-
No Doc	24% +/-
No Ratio	5% +/-

Investor Property	11% +/-

IO Loans	33% +/-

Prepay Penalty	20% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

30 Year Conforming Alt-A (6 ½ Pass Through)

Term Sheet

Collateral Size	$53 MM +/-

GWAC	6.85% +/- 10bps

WAM	358 +/-

California	6 % Approx.

FICO	709 +/-

Average Loan Balance	$150,000 +/-

WA LTV	78.00% +/-

Cash-Out Refi	37% +/-

SF/PUD	81% +/-
2-4 Family	11% +/-

Full Doc	12% +/-
Reduced Doc	46% +/-
No Doc	33% +/-
No Ratio	9% +/-

Investor Property	20% +/-

IO Loans	4% +/-

Prepay Penalty	9% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

30 Year Conforming Alt-A (7 Pass Through)

Term Sheet

Collateral Size	$17 MM +/-

GWAC	7.45% +/- 10bps

WAM	358 +/-

California	1.5 % Approx.

FICO	695 +/-

Average Loan Balance	$130,000 +/-

WA LTV	83.00% +/-

Cash-Out Refi	37% +/-

SF/PUD	81% +/-
2-4 Family	15% +/-

Full Doc	9% +/-
Reduced Doc	31% +/-
No Doc	50% +/-
No Ratio	10% +/-

Investor Property	31% +/-

IO Loans	4% +/-

Prepay Penalty	3% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

30 Year Conforming Alt-A

Term Sheet

Collateral Size	$350 MM +/-

GWAC	6.25% +/- 10bps

WAM	358 +/-

California	22 % Approx.

FICO	722 +/-

Average Loan Balance	$182,000 +/-

WA LTV	72% +/-

Cash-Out Refi	40% +/-

SF/PUD	83% +/-
2-4 Family	8% +/-

Full Doc	11% +/-
Reduced Doc	55% +/-
No Doc	27% +/-
No Ratio	7% +/-

Investor Property	15% +/-

IO Loans	22% +/-

Prepay Penalty	17% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.

THIS INFORMATION HAS BEEN PREPARED AND FURNISHED TO YOU BY WAMU Capital corp.  The issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WAMU Capital corp IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR TERM SHEET FOR THIS TRANSACTION.  THIS PRELIMINARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION REQUIRED TO BE INCLUDED IN THE FINAL PROSPECTUS SUPPLEMENT.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP TRADING DESK AT 212-702-6910, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

WMALT 2005-6

30 Year Jumbo Alt-A

Term Sheet

Collateral Size	$336 MM +/-

GWAC	6.20% +/- 10bps

WAM	358 +/-

California	52 % Approx.

FICO	728 +/-

Average Loan Balance	$530,000 +/-

WA LTV	70% +/-

Cash-Out Refi	40% +/-

SF/PUD	90% +/-
2-4 Family	5% +/-

Full Doc	22% +/-
Reduced Doc	62% +/-
No Doc	11% +/-
No Ratio	5% +/-

Investor Property	6% +/-

IO Loans	49% +/-

Prepay Penalty	16% +/-

AAA Ratings	2 of 3

Estimated Subordination Level*	5.0% +/-

Settlement Date	7/29/2005

Clean Up Call	10%

* Subordination will be crossed.

All numbers are approximate.

All tranches are subject to 10% delivery variance.